Exhibit 99.2

PROG Holdings, Inc. Announces Expiration and Preliminary Results of Tender Offer

SALT LAKE CITY, December 6, 2021 – PROG Holdings, Inc. (NYSE:PRG), the fintech holding company for Progressive Leasing, Vive Financial, and Four Technologies, today announced the expiration and preliminary results of its “modified Dutch auction” tender offer. The tender offer expired at 12:00 midnight, New York City time, at the end of the day on December 3, 2021.

Based on the preliminary count by Computershare Trust Company, N.A., the depositary for the tender offer, a total of 10,766,408 shares were properly tendered and not properly withdrawn at or below the purchase price of $49.00 per share, including 3,788,689 shares that were tendered by notice of guaranteed delivery.

In accordance with the terms and conditions of the tender offer, and based on the preliminary count by the depositary, PROG Holdings expects to purchase 8,673,469 shares at a price of $49.00 per share, for an aggregate cost of approximately $425 million, excluding fees and expenses. The shares expected to be acquired represent approximately 13.2% of PROG Holdings’ outstanding common stock as of December 1, 2021.

The number of shares to be purchased from tendering shareholders will be pro-rated. Based on the preliminary count by the depositary, PROG Holdings estimates that the pro-ration factor for shares that will be purchased in the tender offer is 80.6%. The number of shares to be purchased in the tender offer, the purchase price per share and the pro-ration factor are preliminary and subject to change. The preliminary information contained in this press release is subject to confirmation by the depositary and is based on the assumption that all shares tendered through notice of guaranteed delivery will be delivered within the two business day settlement period. The final number of shares to be purchased, the purchase price per share and the pro-ration factor will be announced following the expiration of the guaranteed delivery period and completion by the depositary of the confirmation process. Payment for the shares accepted for purchase pursuant to the tender offer will occur promptly thereafter.

J.P. Morgan Securities LLC is acting as dealer manager for the tender offer. For additional information regarding the terms of the tender offer, please contact J.P. Morgan Securities LLC at (877) 371-5947 (toll-free). To confirm delivery of shares, please contact Georgeson LLC, which is acting as the information agent for the tender offer, at (800) 868-1390 (toll-free).

About PROG Holdings, Inc.

PROG Holdings, Inc. (NYSE:PRG) is a fintech holding company headquartered in Salt Lake City, UT, that provides transparent and competitive payment options to consumers. PROG Holdings owns Progressive Leasing, a leading provider of e-commerce, app-based, and in-store point-of-sale lease-to-own solutions, Vive Financial, an omnichannel provider of second-look revolving credit products, and Four Technologies, provider of Buy Now, Pay Later payment options through its platform Four. More information on PROG Holdings’ companies can be found at https://www.progholdings.com.

Forward-Looking Statements

Statements in this news release that are not historical facts are “forward-looking statements”, and include statements regarding the closing of the tender offer, our expectation regarding our proposed purchase of shares in the tender offer, the amount of shares to be purchased (including the amount of shares tendered through notice of guaranteed delivery), the purchase price per share, the pro-ration factor and other terms and conditions of the tender offer, as well as statements containing the words “preliminary”, “expects”, “estimates”, “assumption” and similar forward-looking terminology. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of PROG Holdings and its subsidiaries to differ materially from the forward-looking statements. Factors that could contribute to such differences include (i) developments or changes in economic or market conditions, (ii) developments or changes in the securities markets, (iii) the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic, including the impact of the pandemic and such measures on: (a) demand for the lease-to-own products offered by our Progressive Leasing segment, (b) Progressive Leasing’s POS partners, and Vive’s and Four’s merchant partners, (c) Progressive Leasing’s, Vive’s and Four’s customers, including their ability and willingness to satisfy their obligations under their lease agreements and loan agreements, (d) Progressive Leasing’s point-of-sale partners being able to obtain the merchandise its customers need or desire, (e) our employees and labor needs, including our ability to adequately staff our operations, (f) our financial and operational performance, and (g) our liquidity, including risks arising from the increased level of debt that we have incurred in connection with the tender offer; (iv) changes in the enforcement of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our businesses; (v) the effects on our business and reputation resulting from Progressives Leasing’s announced settlement and related consent order with the FTC, including the risk of losing existing POS partners or being unable to establish new relationships with additional POS partners, and of any follow-on regulatory and/or civil litigation arising therefrom; (vi) other types of legal and regulatory proceedings and investigations, including those related to consumer protection, customer privacy, third party and employee fraud and information security; (vii) our ability to protect confidential, proprietary, or sensitive information, including the personal and confidential information of our customers, which may be adversely affected by cyber-attacks, employee or other internal misconduct, computer viruses, electronic break-ins or “hacking”, or similar disruptions, any one of which could have a material adverse impact on our results of operations, financial condition, and prospects; (viii) increased competition from traditional and virtual lease-to-own competitors and also from competitors of our Vive segment; (ix) increases in lease merchandise write-offs and the provision for returns and uncollectible renewal payments for Progressive Leasing, especially in light of the COVID-19 pandemic, and for loan losses, with respect to our Vive segment; (x) the possibility that the operational, strategic and shareholder value creation opportunities expected from the spin-off of PROG Holdings’ Aaron’s Business segment may not be achieved in a timely manner, or at all; (xi) Vive’s business model differing significantly from Progressive Leasing’s, which creates specific and unique risks for the Vive business, including Vive’s reliance on two bank partners to issue its credit products and Vive’s exposure to the unique regulatory risks associated with the lending-related laws and regulations that apply to its business; (xii) the effects of any increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our recent acquisition of Four; (xiii) Four’s business model differing significantly from Progressive Leasing’s and Vive’s, which creates specific and unique risks for the Four business, including Four’s exposure to the unique regulatory risks associated with the laws and regulations that apply to its business; and (xiv) the other risks and uncertainties discussed under “Risk Factors” in the PROG Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, and included in our subsequent filings with the SEC, including the Current Report on Form 8-K that we filed with the SEC on November 8, 2021. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, PROG Holdings undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this press release.

###

Investor Contact

John A. Baugh, CFA

Vice President, Investor Relations

john.baugh@progleasing.com

Media Contact

Mark Delcorps

Director, Corporate Communications

media@progleasing.com